UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 30, 2017

Date of Report (Date of earliest event reported)

Windtree Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100

Warrington, Pennsylvania 18976

(Address of principal executive offices)

(215) 488-9300

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to Item 5.07 of this Current Report on Form 8-K. On June 30, 2017, Windtree Therapeutics, Inc. (the “Company”), filed a Certificate of Amendment (“Amendment”) to its Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share (“Common Stock”) authorized thereunder from 60 million shares to 120 million shares. A copy of the Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference. The Amendment was approved by the stockholders of the Company at its Annual Meeting of Stockholders held on June 30, 2017 (“Annual Meeting”).

Item 5.07     Submission of Matters to a Vote of Securityholders.

On June 30, 2017, the following matters were voted on by the stockholders at the Company’s Annual Meeting: (i) the election of five directors; (ii) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (iii) an amendment of the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan Amendment”), (iv) an amendment of the Company’s Amended and Restated Certificate of Incorporation; and (v) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s 2017 proxy statement. The results of the stockholder votes are as follows:

(i)     Election of Directors: each of the nominees for director was elected by a plurality of the votes cast by stockholders as follows:

	For	Withheld	Broker Non-Votes
John R. Leone	1,595,848	309,510	5,442,712
Craig Fraser	1,607,386	297,972	5,442,712
Joseph M. Mahady	1,599,949	305,409	5,442,712
Bruce A. Peacock.	1,587,712	317,646	5,442,712
Marvin E. Rosenthale, Ph.D.	1,603,401	301,957	5,442,712

(ii)     Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm: this proposal was approved by a majority of shares present at the meeting and, therefore, was adopted. The vote was as follows:

For	Against	Abstain
6,832,533	341,655	173,882

(iii)     The 2011 Plan Amendment to increase the number of shares of Common Stock available for issuance under the 2011 Plan from 1,978,572 to 2,728,572 was approved by the affirmative vote of a majority of the votes cast with respect to the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal and was, therefore, adopted. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
1,509,584	355,029	40,745	5,442,712

(iv)     The amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share available for issuance by the Company from 60 million to 120 million was approved by a majority of the outstanding shares eligible to vote on the proposal and was, therefore, adopted. The vote was as follows:

For	Against	Abstain
5,460,247	1,687,710	200,113

(v)     The compensation of the Company’s named executive officers was approved, on an advisory basis, by a majority of the votes cast with respect to shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
1,439,762	390,897	74,699	5,442,712

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Windtree Therapeutics, Inc. filed on June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Windtree Therapeutics, Inc.

By:	/s/ Craig Fraser
Name: Craig Fraser
Title: President and Chief Executive Officer

Date: June 30, 2017